SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICAN VANGUARD CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMERICAN VANGUARD CORPORATION

4695 MacArthur Court, Suite 1250

Newport Beach, California 92660

May 27, 2003

Dear Stockholder:

It is our pleasure to invite you to American Vanguard’s Annual Meeting of Stockholders in Newport Beach, California on June 26, 2003. In the following pages you will find information about the meeting plus a Proxy Statement.

If you cannot be with us in person, please be sure to vote your shares by proxy. Just mark, sign and date the enclosed proxy card and return it in the postage-paid envelope.

We are grateful for your continuing interest in the Company. In person or by proxy, your vote is important. Thank you.

Sincerely,

AMERICAN VANGUARD CORPORATION

Eric G. Wintemute President and Chief Executive Officer

AMERICAN VANGUARD CORPORATION

4695 MacArthur Blvd., Suite 1250

Newport Beach, CA 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 26, 2003

To the Stockholders of American Vanguard Corporation:

The Annual Meeting of the Stockholders (the “Annual Meeting”) of American Vanguard Corporation, a Delaware corporation, will be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, on Thursday, June 26, 2003. The meeting will begin promptly at 10:00 a.m. Matters to be voted on at the meeting are:

1.	Elect seven directors for the ensuing year;

2.	Ratify the appointment of BDO Seidman, LLP as independent auditors for the year ended December 31, 2003;

3.	Act upon a proposal to approve the amendment and restatement of American Vanguard’s Certificate of Incorporation;

4.	Act upon a proposal to approve an amendment to the American Vanguard Corporation 1994 Stock Incentive Plan; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on May 16, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A copy of the Company’s Annual Report, including financial statements for the year ended December 31, 2002, is enclosed with this Notice.

It is important that your shares be represented whether or not you plan to attend the Annual Meeting. Please sign, date, and return the enclosed proxy in the enclosed postage-paid return envelope. All shares represented by the enclosed proxy, if the proxy is properly executed and returned, will be voted as you direct. If you attend the meeting, you may withdraw your proxy at that time and vote your shares in person.

By Order of the Board of Directors

James A. Barry Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Newport Beach, California

May 27, 2003

AMERICAN VANGUARD CORPORATION

4695 MacArthur Court

Newport Beach, CA 92660

PROXY STATEMENT

Annual Meeting of Stockholders to be held June 26, 2003

Proxy Solicitation by the Board of Directors

This statement is furnished in connection with the Annual Meeting of Stockholders to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, at 10:00 a.m. on June 26, 2003. Stockholders of record at the close of business on May 16, 2003 will be entitled to vote at the meeting.

Proxies are being solicited by the Board of Directors of the Company. The Company will bear all costs of the solicitation. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and other employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone, telecommunication, or other similar means to obtain proxies. If the enclosed proxy is executed and returned, the shares represented by the proxy will be voted as specified therein. If a proxy is signed and returned without specifying choices, the shares will be voted “FOR” the election of each nominee for director as set forth in the Notice of Annual Meeting, “FOR” the proposal to ratify the appointment of BDO Seidman, LLP as independent auditors for 2003, “FOR” the proposal to amend and restate the Company’s Certificate of Incorporation, “FOR” the proposal to approve the amendment to the Company’s 1994 Stock Incentive Plan and in the proxies’ discretion as to other matters that may properly come before the Annual Meeting.

Any stockholder has the power to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by (i) filing with the Company’s Secretary written revocation of his or her proxy, (ii) giving a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. Attendance by a stockholder at the Annual Meeting will not in itself revoke his or her proxy. This Proxy Statement is being mailed to stockholders on or about May 27, 2003.

The Board of Directors has fixed the close of business on May 16, 2003, as the record date for the purpose of determining the stockholders entitled to notice of and to vote at the Annual Meeting. The Company has only two authorized classes of shares, Preferred and Common Stock, each with a par value of $0.10 per share. There are 400,000 shares of Preferred Stock authorized, none of which have been issued. There are 10,000,000 shares of Common Stock authorized, and, as of May 16, 2003, 5,827,644 are outstanding. Each stockholder will be entitled to one vote, in person or by proxy, for each share standing in his or her name on the Company’s books as of the record date.

The seven directors to be elected by the holders of Common Stock shall be the seven candidates receiving the highest number of votes cast by holders of Common Stock.

Shares represented by proxies which are marked “withhold authority” or to deny discretionary authority on any matter will be counted as shares present for purposes of determining the presence of a quorum; such shares will also be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matter. Proxies relating to “street name” shares which are not voted by brokers on one or more matters will not be treated as shares present for purposes of determining the presence of a quorum unless they are voted by the broker on at least one matter. Such non-voted shares will not be treated as shares represented at the meeting as to any matter for which non-vote is indicated on the broker’s proxy.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors of the Company is elected annually. The Certificate of Incorporation and Bylaws of the Company currently provide that the number of directors of the Company shall not be more than nine nor less than three. The Board has determined by resolution, that it shall consist of seven Members. Seven directors are to be elected at the Annual Meeting and will hold office from the time of the election until the next Annual Meeting and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.

The following sets forth the names and certain information with respect to the persons nominated for election as directors, all of whom have had the same principal occupation for more than the past five years, except as otherwise noted. All such nominees have consented to serve, and all nominees are now directors, and were elected by the stockholders at the 2002 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IDENTIFIED BELOW.

NOMINEES FOR ELECTION AS DIRECTORS

Herbert A. Kraft has served as Co-Chairman of the Board since July 1994. Mr. Kraft served as Chairman of the Board and Chief Executive Officer from 1969 to July 1994. Age 79.

Glenn A. Wintemute has served as Co-Chairman of the Board since July 1994. Mr. Wintemute served as President of the Company and all operating subsidiaries from 1984 to July 1994 and was elected a director in 1971. He served as President of Amvac Chemical Corporation (“AMVAC”) from 1963 to July 1994. He is also the father of Eric G. Wintemute, the Company’s President and Chief Executive Officer. Age 78.

Eric G. Wintemute has served as a director of the Company since 1994. Mr. Wintemute has also served as President and Chief Executive Officer since July 1994. He was appointed Executive Vice President and Chief Operating Officer of the Company in January 1994. He is also the son of Glenn A. Wintemute, the Company’s Co-Chairman. Age 47.

James A. Barry has served as a director of the Company since 1994. Mr. Barry was appointed Senior Vice President in February 1998 and Secretary in August 1998. He has served as Treasurer since July 1994 and as Chief Financial Officer of the Company and all operating subsidiaries since 1987. He also served as Vice President from 1990 through January 1998 and as Assistant Secretary from June 1990 to July 1998. From 1990 to July 1994, he also served as Assistant Treasurer. Age 52.

Jay R. Harris has served as director of the Company since March 2000. Mr. Harris is President and Founder of Goldsmith & Harris, a broker dealer providing investment research to institutional and professional investors. He has held this position since 1982, the year Goldsmith & Harris (or its predecessors) was founded. Age 68.

John B. Miles has served as director of the Company since 1999. Mr. Miles is a Partner with the law firm McDermott Will & Emery and has held the position of partner since 1987. (McDermott Will & Emery provides legal services to the Company.) Prior to 1987, Mr. Miles was a partner with Kadison Pfaelzer Woodward Quinn & Rossi. Mr. Miles has previously served on boards of directors for public and private corporations. Age 59.

Carl R. Soderlind has served as director since June 2000. Mr. Soderlind served as Chairman and Chief Executive Officer of Golden Bear Oil Specialties, a producer of niche specialty oil and chemical products used in a variety of industrial applications from 1997 through 2001. From 1961 to 1996 he served in various capacities of Witco Corporation, with the most recent position being Senior Executive Vice President and member of the Management Committee. Age 69.

DIRECTORS’ FEES AND OTHER ARRANGEMENTS

Non-employee directors received $2,000 for each regular or special Board meeting attended and a fee of $1,000 for each committee meeting attended from January 1, 2002 through June 30, 2002. Effective July 1, 2002, each non-employee director received $2,500 for each regular or special Board meeting attended and a fee of $1,200 for each Committee meeting attended unless the director serves as Chairperson of the meeting, in which case, he received $1,700 per meeting attended.

Effective with a non-employee director’s first election to the Board, he or she receives an option to purchase 6,050 shares(1) of the Company’s Common Stock. Additionally, should any non-employee member of the Board be re-elected to a succeeding term, an additional option for 2,420 shares(1) will be granted on the date of the Board member’s re-election. The exercise price(s) per share shall be the closing price as of the close of business on the day immediately preceding the date the Board member is elected or was re-elected. The options may be exercised in whole or in part from time to time, within five years from the date of grant, provided that such option shall lapse and cease to be exercisable as a result of the resignation of or failure to be re-elected, in which event such period shall not exceed twelve months after the date of resignation or election; or such option shall lapse and cease to be exercisable immediately as a result of death or death shall have occurred following the resignation of or failure to be re-elected and while the option was still exercisable. There were 6,360(1) stock options exercised by non-employee directors during the year ended December 31, 2002.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met five times during the year ended December 31, 2002. The Board of Directors has Audit and Compensation Committees.

The Compensation Committee is composed of Messrs. Jay R. Harris, John B. Miles and Carl R. Soderlind. The Compensation Committee met six times during the year ended December 31, 2002. The Compensation Committee’s principal responsibility is to review and make recommendations regarding executive compensation policies and periodically review and approve or make recommendations with respect to matters involving executive compensation, to take or to review and make recommendations to the Board regarding employee benefit plans or programs and to serve as a counseling committee to the Chief Executive Officer regarding matters of key personnel selection, organization strategies and such other matters as the Board may from time to time direct.

The Audit Committee is composed of directors for which information regarding the functions performed by the Committee and its membership is set forth in the “Report of the Audit Committee,” included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which, is attached hereto as Appendix C. The Committee held five meetings during fiscal year 2002.

REPORT OF THE AUDIT COMMITTEE

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors.

We have reviewed and discussed with senior management the Company’s audited financial statements included in the 2002 Annual Report to Stockholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

(1)	as adjusted for stock splits and stock dividends.

We have discussed with BDO Seidman, LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We have received from BDO Seidman, LLP, a letter providing the disclosures required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees) with respect to any relationships between BDO Seidman, LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. BDO Seidman, LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2002 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company’s independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent auditors with respect to such financial statements.

Herbert A. Kraft

Jay R. Harris

John B. Miles

Carl R. Soderlind

March 7, 2003

BENEFICIAL OWNERSHIP

To the knowledge of the Company, the ownership of the Company’s outstanding Common Stock as of May 16, 2003, by persons who are directors, beneficial owners of 5% or more of the outstanding Common Stock and by all directors and officers as a group is set forth below. Unless otherwise indicated the Company believes that each of the persons set forth below has the sole power to vote and to dispose of the shares listed opposite his name.

Office (if any)	Name and Address Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Co-Chairman	Herbert A. Kraft 4695 MacArthur Court Newport Beach, CA 92660	1,015,176	(2)	17.4%

Co-Chairman	Glenn A. Wintemute 4695 MacArthur Court Newport Beach, CA 92660	726,519		12.4%

	T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	546,051		9.4%

Director	Jay R. Harris 4695 MacArthur Court Newport Beach, CA 92660	311,656		5.3%

Director, President & CEO	Eric G. Wintemute 4695 MacArthur Court Newport Beach, CA 92660	308,143	(3)	5.2%

	Goldsmith & Harris et. al. 80 Pine Street New York, NY 10005	196,515	(4)	3.4%

President (GEMCHEM)	Robert F. Gilbane 4695 MacArthur Court Newport Beach, CA 92660	137,384	(5)	2.4%

Senior Vice President (AMVAC)	Glen D. Johnson 4695 MacArthur Court Newport Beach, CA 92660	61,602	(6)	1.0%

Director	Carl R. Soderlind 4695 MacArthur Court Newport Beach, CA 92660	21,246		—	(10)

Director	John B. Miles 4695 MacArthur Court Newport Beach, CA 92660	14,757	(7)	—	(10)

Director, Sr. V.P., CFO & Secretary/Treasurer	James A. Barry 4695 MacArthur Court Newport Beach, CA 92660	4,860	(8)	—	(10)

Directors and Officers as a group(13)		2,616,788		43.2%

(1)	Record and beneficial ownership as adjusted for a 3 for 2 stock split which was distributed on April 11, 2003.
(2)	Mr. Kraft owns all of his shares with his spouse in a family trust, except as to 3,459 shares held in an Individual Retirement Account. This figure includes 2,420 shares of Common Stock Mr. Kraft is entitled to acquire pursuant to stock options exercisable within sixty days of May 27, 2003.
(3)	This figure includes 143,497 shares of Common Stock Mr. Wintemute is entitled to acquire pursuant to stock options exercisable within sixty days of May 27, 2003, as well as 24,840 shares of Common Stock owned by Mr. Wintemute’s minor children for which Mr. Wintemute is a trustee and disclaims beneficial ownership.
(4)	This figure does not include shares beneficially owned by Jay R. Harris. Mr. Harris shares with Goldsmith & Harris et. al. the power to direct the disposition of 196,515 shares of the security.
(5)	This figure includes 4,000 shares of Common Stock Mr. Gilbane is entitled to acquire pursuant to stock options exercisable within sixty days of May 27, 2003.
(6)	This figure represents 60,966 shares of Common Stock Mr. Johnson is entitled to acquire pursuant to stock options exercisable within sixty days of May 27, 2003.
(7)	This figure represents 13,308 shares of Common Stock Mr. Miles is entitled to acquire pursuant to stock options exercisable within sixty days of May 27, 2003.
(8)	This figure includes 4,000 shares of Common Stock Mr. Barry is entitled to acquire pursuant to stock options exercisable within sixty days of May 27, 2003.
(9)	This figure includes 2,420 shares of Common Stock Mr. Wintemute is entitled to acquire pursuant to stock options exercisable within sixty days of May 27, 2003.
(10)	Under 1% of class.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely on the Company’s review of the copies of such forms received by the Company, or representations obtained from certain reporting persons, the Company believes that during the year ended December 31, 2002 all filing requirements applicable to its officers, directors, and greater than ten percent beneficial stockholders were complied with.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the aggregate cash and other compensation for services rendered for the years ended December 31, 2002, 2001 and 2000 paid or awarded by the Company and its subsidiaries to the Company’s Chief Executive Officer and each of the four most highly compensated executive officers of the Company, whose aggregate remuneration exceeded $100,000 (the “named executive officers”).

Long-Term Compensation
	Annual Compensation(1)				Awards			Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Other Annual Compen- sation ($)	Re- stricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)		LTIP Payouts ($)	All Other Compen- sation ($)
Eric G. Wintemute President and Chief Executive Officer	2002 2001 2000	532,518 480,918 457,333	— — —	— — —	— — —	— — —		— — —	5,380 5,360 5,360	(2) (2) (2)

James A. Barry Senior V.P., CFO & Secretary/ Treasurer	2002 2001 2000	210,542 191,134 179,000	— — —	— — —	— — —	— 20,000 —	(4)	— —	5,380 5,360 5,360	(2) (2) (2)

Glen D. Johnson Sr. Vice President (AMVAC)	2002 2001 2000	246,356 236,853 206,669	— — —	— —	— — —	— —		— —	260 892 5,160	(2) (2) (2)

Robert F. Gilbane President (GemChem)	2002 2001 2000	226,143 215,442 205,317	— — —	— — —	— — —	— 20,000 —	(4)	— — —	5,380 5,360 5,360	(2) (2) (2)

(1)	No executive officer enjoys perquisites that exceed the lesser of $50,000 or 10% of such officer’s salary.
(2)	These amounts represent the Company’s contribution to the Company’s Retirement Savings Plan, a qualified plan under Internal Revenue Code Section 401(k).
(3)	Included in salary column.
(4)	Represents options to purchase Common Stock of the Company in accordance with the terms and conditions of stock option agreements (as adjusted for stock dividends and splits).

Employment Agreements

On January 15, 2003, the Company entered into an employment agreement which expires December 31, 2007, with Mr. Eric G. Wintemute. Mr. Wintemute serves as President and Chief Executive Officer of the Company. Mr. Wintemute’s base annual compensation is set by this employment agreement. The agreement also provides Mr. Wintemute with certain additional benefits which are customary for executives at this level in the industry.

OPTION GRANTS 2002

There were no stock options or stocks or stock appreciation rights granted during the year ended December 31, 2002 to the executive officers named in the Summary Compensation Table.

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

The following table shows, with respect to the named executive officers, the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2002 (as adjusted for a 3 for 2 stock split distributed in April 2003), with respect to options to purchase Common Stock of American Vanguard Corporation. Also reported are the values for “in-the-money” options which represent the positive spread between the exercise price of any such existing stock options and the year-end closing price of the Common Stock. The closing price of the Common Stock on December 31, 2002, the last trading day of American Vanguard’s fiscal year, was $14.75 per share (after giving effect for a 3 for 2 stock split distributed in April 2003).

AGGREGATED OPTION/SAR EXERCISES IN 2002

AND FY-END OPTION/SAR VALUES

(a)	(b)	(c)	(d)	(e)
	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fy-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fy-End ($) Exercisable/ Unexercisable
Eric G. Wintemute	—	—	96,800/24,200	1,220,164/305,041
James A. Barry	—	—	4,000/16,000	30,800/123,200
Glen D. Johnson	11,633	132,837	60,967/0	696,182/0
Robert F. Gilbane	—	—	4,000/16,000	30,800/123,000

EQUITY COMPENSATION PLAN INFORMATION(1)

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	421,629	$5.22	158,871
Equity compensation plans not approved by security holders	—		—

Total	421,629		158,871

(1)	Does not include the American Vanguard Corporation Employee Stock Purchase Plan (approved by security holders in June 2001). Under this plan an aggregate of 400,000 shares of Common Stock may be sold to eligible employees pursuant to the plan. The purchase price shall be equal to 85% of the fair market value of the Company’s Common Stock on the first day of the enrollment period or on the last day of the enrollment period, whichever is lower. As of December 31, 2002, 24,662 shares were purchased under the plan.

Compensation Interlocks and Insider Participation

The Compensation Committee of the Board for the year ended December 31, 2002, consisted of Messrs. Carl R. Soderlind, Jay R. Harris and John B. Miles. In addition to being directors, Messrs. Soderlind, Harris and Miles also serve on the Audit Committee.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee sets and administers the policies which govern annual and long-term executive compensation. The Committee is responsible for the design and implementation of salary and incentive programs for executive officers and other key officers/employees/personnel which are consistent with American Vanguard’s overall compensation philosophy. Key elements of that philosophy include:

•	Attract and retain quality talent, which is critical to both the short-term and long-term success of the Company.

•	Assuring that total compensation levels are competitive with those at peer companies and are commensurate with relative stockholder returns and the Company’s financial performance.

•	Focusing executives on the financial objectives that support total stockholder returns.

•	Emphasizing long-term financial performance and sustained market value creation vs. short-term gains.

Executive officers of the Company are paid salaries in line with their responsibilities. The salaries (short-term cash compensation) are set in an attempt to pay such officers competitively. With respect to long-term incentive compensation, upon the Committee’s recommendation, the Board adopted and the stockholders approved in 1995, the Company’s 1994 Stock Incentive Plan (the “Plan”) which is designed to link such officers’ and other key employees’ long-term financial interests to those of the stockholders. The Committee expects to consider future various cash incentive compensation programs specifically tied to Company performance for the employees as a potential method of rewarding the achievement of specific Company performance based goals.

The foregoing report has been furnished by the Board of Directors, Messrs. Herbert A. Kraft, Glenn A. Wintemute, Eric G. Wintemute, James A. Barry, Jay R. Harris, John B. Miles, and Carl R. Soderlind.

STOCK PERFORMANCE GRAPH

The following graph presents a comparison of the cumulative, five-year total return for the Company, the S&P 500 Stock Index, and a peer group selected by Value Line (Chemical—Specialty Industry). The graph assumes that the beginning values of the investments in the Company, the S&P 500 Stock Index, and the peer group of companies each was $100. All calculations assume reinvestment of dividends. Returns over the indicated period should not be considered indicative of future returns.

PROPOSAL 2—RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of American Vanguard Corporation has appointed BDO Seidman, LLP (“BDO”) as independent auditors for the year 2003, subject to ratification by the stockholders.

Aggregate fees for professional services rendered to the Company by BDO for the years ended December 31, 2002 and 2001, were:

	2002	2001
	(in thousands)
Audit	$154	$137
Audit related	19	16
Tax	121	156

Total	$294	$309

Audit fees for 2002 and 2001 were for professional services rendered for the audits of the consolidated financial statements of the Company, timely reviews of quarterly financial statements, consents, income tax provision procedures, and assistance with review of documents filed with the Securities and Exchange Commission.

Audit Related fees for 2002 and 2001 were primarily for assurance services, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

Tax fees for 2002 and 2001 were for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax planning and tax advice, including assistance with and representation in tax audits, advice related to acquisitions, and requests for technical advice from tax authorities.

Representatives of BDO are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO.

PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

In May 2003, the Board unanimously adopted, subject to stockholder approval, the Amended and Restated Certificate of Incorporation as set forth in Appendix “A”. The proposed Amended and Restated Certificate of Incorporation is intended to modernize the Certificate of Incorporation originally filed on January 2, 1969 and to integrate in one document previously filed amendments to the Certificate of Incorporation. The proposed Amended and Restated Certificate of Incorporation incorporates more recent provisions of the Delaware General Corporation Law and deletes unnecessary provisions. If the proposed Amended and Restated Certificate of Incorporation is approved by the stockholders, it will be filed with the Delaware Secretary of State and become effective upon such filing.

Summary of Proposed Changes to the Certificate of Incorporation

The following is a summary of the principal changes that the proposed Amended and Restated Certificate of Incorporation makes to the Certificate of Incorporation, as amended.

Purpose

The Certificate of Incorporation, as amended, has a purpose clause which states that the Company’s purpose is to engage in any lawful activity and also specifies particular purposes. Under the Delaware General Corporation Law, it is sufficient to state that the purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law. Accordingly, the proposed Amended and Restated Certificate of Incorporation has been restated to reflect the current requirements under the Delaware General Corporation Law.

Preferred Stock

On December 10, 1971, the Company filed an amendment to the Certificate of Incorporation whereby the Board was authorized to provide for the issuance of Preferred Stock in one or more series and to establish certain rights and restrictions with respect thereto. The clause, however, is more restrictive than necessary under the current Delaware General Corporation Law. Accordingly, the proposed Amended and Certificate of Incorporation similarly authorizes the Board to provide for the issuance of Preferred Stock in series and to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

Director Liability

The current Delaware General Corporation Law allows a corporation to limit the personal liability of directors for monetary damages for breach of fiduciary duties except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Accordingly, the proposed Amended and Restated Certificate of Incorporation includes a clause limiting the personal liability of directors to the extent permissible under the Delaware General Corporation Law.

The Board believes it is in the best interest of the Company and its stockholders to limit the liability of directors for breach of their fiduciary duties to the fullest extent permissible under the Delaware General Corporation Law in response to the increasing hazard of unfounded litigation directed against directors, such litigation’s related expense, and in order to continue to attract and retain qualified directors.

Indemnification of Directors and Officers

The Certificate of Incorporation, as amended, includes a provision providing that the Company indemnify all eligible persons to the fullest extent possible under Section 145 of the Delaware General Corporation Law. The current Delaware General Corporation Law provides that a corporation may include, in its certificate of incorporation, bylaws or agreements, provisions expanding rights to indemnification beyond what is otherwise provided in Section 145 of the Delaware General Corporation Law. As such, the proposed Amended and Restated Certificate of Incorporation includes a clause whereby the Company is authorized to indemnify its agents in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, and subject only to the limits created by applicable Delaware law with respect to actions for breach of duty to the corporation, its stockholders and others.

The Board believes it is appropriate to continue to provide mandatory indemnification and to extend the rights to indemnification to the extent possible to its agents in response to the increasing hazard of unfounded litigation directed against directors and officers and its related expense, and in order to continue to attract and retain qualified directors and officers in light of these circumstances.

Miscellaneous Provisions

Certain provisions related to the management of the business of the Company have been deleted as they are unnecessary under the current Delaware General Corporation Law. Similarly, the provision referencing the initial incorporator is no longer necessary in the Amended and Restated Certificate of Incorporation and has been deleted.

The proposed Amended and Restated Certificate of Incorporation will continue to contain a provision whereby the number of directors will be fixed by the Bylaws of the Company and the election of directors will not need to be by written ballot. Furthermore, the proposed Amended and Restated Certificate of Incorporation continues to give the Board the power, without the assent or vote of the stockholders, to make, alter amend, change, add to or repeal the Bylaws of the Company.

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THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH IN APPENDIX “A”.

PROPOSAL 4—APPROVAL OF AMENDED AND RESTATED

AMERICAN VANGUARD CORPORATION

1994 STOCK INCENTIVE PLAN

The stockholders approved the American Vanguard Corporation 1994 Stock Incentive Plan at the 1995 Annual Meeting, the First Amended and Restated Stock Incentive Plan at the 2000 Annual Meeting and the Second Amended and Restated Stock Incentive Plan (collectively, the “1994 Stock Plan” or the “Plan”) at the 2002 Annual Meeting. The 1994 Stock Plan is intended to provide individual participants with an opportunity to acquire a proprietary interest in American Vanguard Corporation and give them an additional incentive to use their best efforts for American Vanguard’s long-term success.

The 1994 Stock Plan is administered by a committee designated by the Board of Directors (the “Committee”) consisting of not less than two members of the Board of Directors, all of whom shall be “disinterested persons” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) or any successor rule and, to the extent and when required by such Regulations, within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and the final regulations thereunder (the “Regulations”).

The 1994 Stock Plan permits the granting of stock options in the form of Incentive Stock Options or Non-Qualified Stock Options, in the sole discretion of the Committee. The terms and conditions of each award are set forth in a written agreement with the participant. All officers, directors, or employees of or consultants to the Company or its subsidiaries, as the Committee shall in its sole discretion select, are eligible to participate in the Plan; however, no person shall receive any Incentive Stock Option unless such person is an employee of the Company, or a subsidiary at the time the Incentive Stock Option is granted.

The exercise price per share shall not be less than 100% of the Fair Market Value (as defined in the 1994 Stock Plan) of a share of Common Stock on the date the option is granted (or such later date as the Committee shall determine in the case of Non-Qualified Stock Options), and may be exercisable for a term of no longer than ten years from the date of grant. Options generally cease to be exercisable upon termination of employment, or a period following such termination of employment not exceeding three months (as determined by the Committee), except that such period may be extended if employment shall have been terminated by reason of disability, death or retirement. In no event may the exercise period be extended beyond the original exercise period of the option.

The aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable during any calendar year by any participant may not exceed $100,000. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more that 10% of the total combined voting power of all classes of stock of the Company, unless (i) the exercise price per share of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock on the date of grant, and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

The Board of Directors may, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment will alter or impair any rights or obligation under any award theretofore made under the Plan without the consent of the participant to whom such award was made and provided that no such amendment (unless approved by the stockholders of the Company) will: (i) materially increase the number of shares of Common Stock in respect of with awards may be granted; (ii) amend the provisions with respect to Incentive Stock Options in any manner which would disqualify such Incentive Stock Options under Section 422 of the Code: (iii) materially modify the class of eligible employees; or (iv) materially increase the benefits accruing to participants.

Changes to the 1994 Stock Plan

The Board of Directors desires to amend the 1994 Stock Plan to increase the number of shares authorized for granting awards under the Plan and the maximum Options that may be granted to any one participant pursuant to the Plan as well as amend the termination date of the Plan. The following summary description of the proposed amendment to the 1994 Stock Plan is qualified in its entirety by reference to the full text of the Third Amended and Restated 1994 Stock Plan which is attached to American Vanguard’s proxy statement as Appendix B.

The proposed amendment of the 1994 Stock Plan is to increase, effective March 14, 2003, the number of shares of Common Stock available for granting awards under the 1994 Stock Plan and change the maximum Options that may be granted to any one participant pursuant to the Plan and extend the termination date of the Plan. The proposed amendment will authorize 874,000 shares (as adjusted for the 3 for 2 stock split distributed in April 2003 and all other stock splits and stock dividends prior thereto) of Common Stock for granting awards under the 1994 Stock Plan and the maximum number of shares of Common Stock subject to Options that may be granted to any one participant shall not exceed 874,000 shares. The proposed amendment will also extend the termination date from December 15, 2009 to December 15, 2010.

Awards under the Proposed Amendment

Benefits payable or amounts that will be granted after the effective date of the proposed amendment of the 1994 Stock Plan are not determinable at this time. The proposed amendment would define the class of eligible employees to be consistent with the manner in which the 1994 Stock Plan is currently being administered.

United States Federal Income Tax Aspects of the 1994 Stock Plan

Non-statutory Stock Options.    As a general rule, no federal income tax is imposed on the optionee upon the grant of a non-statutory stock option (an option other than an incentive stock option, which is described below). In addition, American Vanguard is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a non-statutory stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise over the option price paid for such shares.

Upon the exercise of a non-statutory stock option, American Vanguard may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the award recipient assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon exercises of a non-statutory stock option, any appreciation after the date of exercise should qualify as a capital gain.

Incentive Stock Options.    The incentive stock options under the 1994 Stock Plan are intended to constitute “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or exercise of incentive stock options if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the “holding period”). If these conditions are met and no tax is imposed on the optionee, then American Vanguard would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the underlying shares. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price generally must be included in the optionee’s alternative minimum taxable income.

Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, the difference between that amount realized and the exercise price would constitute a long-term capital gain or loss. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, American Vanguard may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

REQUIRED VOTE AND RECOMMENDATION

The affirmative vote of holders of a majority of the shares of Common Stock represented and entitled to vote at the meeting is required for approval of the Third Amended and Restated 1994 Stock Plan. Abstentions will count as a vote against the proposal but broker/non-votes will have no effect.

THE BOARD OF DIRECTORS BELIEVES THAT THE THIRD AMENDED AND RESTATED 1994 STOCK PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING

Any stockholder who intends to nominate candidates for election as directors or present a proposal at the 2004 Annual Meeting, without inclusion of such proposal in the Company’s proxy materials, is required to provide notice of such proposal to the Company. Notice must be received by the Corporate Secretary no earlier than December 31, 2003 and no later than January 25, 2004.

ANNUAL REPORT ON FORM 10-K

Upon request, the Company will provide without charge to any beneficial owner of its Common Stock, a copy of its Annual Report on Form 10-K, excluding exhibits but including financial schedules (if applicable), filed with the Securities and Exchange Commission with respect to the year ended December 31, 2002. Requests are to be made to the attention of the Chief Financial Officer, American Vanguard Corporation, 2110 Davie Avenue, Commerce, California 90040.

OTHER MATTERS

The Company’s Annual Report for the year ended December 31, 2002, accompanies this Proxy Statement. The Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than the matters described herein. If any other matter properly comes before the Annual Meeting, the holders of the proxies will vote thereon in accordance with their best judgment.

By Order of the Board of Directors

James A. Barry

Senior Vice President, Chief Financial Officer

Treasurer and Secretary

Dated:    May 27, 2003

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AMERICAN VANGUARD CORPORATION

American Vanguard Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.    The name of the corporation is American Vanguard Corporation. The corporation was originally incorporated under the name Aerocon, Inc., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 31, 1968.

2.    Pursuant to Sections 242 and 245 of the Delaware General Corporation Law, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

3.    The text of the Amended and Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

FIRST: The name of this corporation is American Vanguard Corporation.

SECOND: The registered office in the State of Delaware is to be located at 32 Lockerman Square, Suite L-100, City of Dover 19901, County of Kent. The name of this corporation’s registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH: The total number of shares of all classes of stock which this corporation shall have authority to issue is 10,400,000, divided into classes, consisting of 400,000 shares of Preferred Stock, par value $0.10 per share, and 10,000,000 shares of Common Stock, par value $0.10 per share.

The board of directors is authorized to provide for the issuance of shares of the Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

FIFTH: A director of this corporation shall not be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law is amended to authorize the further elimination or limitation of liability of directors, then the liability of directors shall be eliminated or limited to the full extent authorized by the Delaware General Corporation Law, as so amended. Any amendment, repeal or modification of this Article shall not adversely affect any right or protection of a director of this corporation existing at the time of such amendment, repeal or modification.

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SIXTH: The number of directors of this corporation shall be such as from time to time shall be fixed by, or in the manner provided in the Bylaws. Election of directors of this corporation need not be by written ballot.

SEVENTH: The board of directors of this corporation shall have the power without the assent or vote of the stockholders to make, alter amend, change, add to or repeal the Bylaws of this corporation.

EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors of class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all powers, preferences, rights and privileges conferred upon stockholders, directors or any other persons herein are granted subject to this reservation.

TENTH: To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or nonstatutory), with respect to actions for breach of duty to this corporation, its stockholder, and others.

Any repeal or modification of any of the foregoing provisions of this Article shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed by the undersigned, its authorized officer this 23rd day of May, 2003.

American Vanguard Corporation

/s/ ERIC G. WINTEMUTE
Eric G. Wintemute President & Chief Executive Officer

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APPENDIX B

AMERICAN VANGUARD CORPORATION

THIRD AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED MARCH 14, 2003

I.	GENERAL

1.1	Purpose of the Plan.

The purpose of the Third Amended and Restated 1994 Stock Incentive Plan, as amended and restated March 14, 2003, is to promote the long-term success of the Company by (i) providing increased incentives for officers, directors and key employees and consultants of the Company, (ii) facilitating the efforts of the Company to obtain and retain officers, directors and key employees and consultants of outstanding ability and exceptional qualifications, and (iii) linking participants directly to stockholder interests through increased stock ownership.

1.2	Definitions.

(a) “Agreement” shall mean a written stock option agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

(b) “Award” shall mean the grant of any Option granted to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(c) “Board of Directors” or “Board” shall mean the Board of Directors of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e) “Committee” shall mean the committee designated by the Board of Directors to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule and shall initially consist of not less than two members of the Board of Directors, all of whom shall be “non-employee directors” within the meaning of Rule 16b-3 and, to the extent and when required by such Regulations, shall be “outside directors” within the meaning of Section 162(m) of the Code and the final Regulations thereunder.

(f) “Common Stock” shall mean the Company’s Common Stock, $0.10 par value per share.

(g) “Company” shall mean American Vanguard Corporation, a Delaware corporation.

(h) “Disability” shall mean total and permanent disability as determined by the Committee in accordance with standards and procedures similar to those under the Company’s long-term disability plan (if and when adopted).

(i) “Effective Date” shall mean March 14, 2003, the date on which the Plan was adopted by the Board of Directors.

(j) “Fair Market Value” of a share of Common Stock with respect to any day shall mean (i) the closing sales price of a share of Common Stock on such day or on the last day preceding such day on which a sale was reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the last sales price on such day or on the last day preceding such day on which a sale was reported on the National Association of Securities Dealers Automated Quotation System, or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

(k) “Incentive Stock Option” shall mean an Option which is an “incentive stock option” within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the Agreement by which it is evidenced.

(l) “Incorporated Options” shall mean all options granted under any of the Predecessor Plans that are outstanding on the Effective Date, which are to be incorporated into the Plan.

(m) “Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the Agreement by which it is evidenced.

(n) “Option” shall mean an option to purchase shares of Common Stock granted pursuant to the Plan, which shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the Agreement by which it is evidenced.

(o) “Participant” shall mean an officer, director, employee, or consultant of the Company or any subsidiary of the Company who is eligible to participate in the Plan and to whom an Award is granted pursuant to the Plan, and, upon such person’s death, his or her successors, heirs, executors and administrators, as the case may be.

(p) “Plan” shall mean the Second Amended and Restated 1994 Stock Incentive Plan, as it may be further amended, modified and restated from time to time.

(q) “Predecessor Plans” shall mean the 1994 Stock Incentive Plan and the 1994 Amended and Restated Stock Incentive Plan.

(r) “Predecessor Plan Shares” shall mean the number of shares reserved for issuance under the Predecessor Plans (subject to any adjustment), including, without limitation, the shares which remain available for issuance, as of the Effective Date, under the Predecessor Plans, the shares subject to the Incorporated Options, and any additional shares which would otherwise be available for future grant under the Predecessor Plans.

(s) “Regulations” shall mean the temporary and final regulations adopted by the United States Treasury Department pursuant to the Code.

(t) “Reserved Additional Shares”shall mean that number of shares of Common Stock when added to the Predecessor Plan Shares will equal 387,000 shares of Common Stock.

(u) “Retirement” shall mean retirement from active employment with the Company and its subsidiaries on or after the normal retirement date specified in the Company’s retirement plan for salaried employees or such earlier retirement date as approved by the Committee for purposes of the Plan or, in the case of Participants that are not employees of the Company, such date as may be approved by the Committee for purposes of the Plan.

(v) “Termination of Employment” shall mean the discontinuance of employment, service as a director or retention as a consultant of a Participant, for any reason by the Participant, the Company or any subsidiary of the Company.

1.3	Eligibility for Participation.

Awards under the Plan may be made to such directors, officers or employees of or consultants to the Company or its subsidiaries as the Committee shall in its sole discretion select; provided, however, that no person shall receive any Incentive Stock Option unless such person is an employee of the Company, a parent or a subsidiary (within the meaning of Section 422 of the Code) at the time the Incentive Stock Option is granted.

1.4	Shares Available Under the Plan; Limitation on Options Granted to any One Participant.

(a)  There is reserved for issuance under the Plan, subject to the provisions of Article III, an aggregate of 874,000 shares of Common Stock (the “Reserved Shares”). The Reserved Shares, which may be authorized but unissued or treasury shares, consist of the Predecessor Plan Shares plus the Reserved Additional Shares. The Reserved Shares underlying Options (including the Incorporated Options) which, by reason of the expiration, cancellation or other termination of such Options, are not issued shall again be available for future Awards. For purposes of determining the number of Reserved Shares, the number of shares of Common Stock delivered in connection with the exercise of an Option shall be determined net of any previously acquired shares tendered by the Participant in payment of the exercise price or of any withholding taxes.

(b)  Notwithstanding Section 1.4(a), the maximum number of shares of Common Stock that may be granted in the form of Incentive Stock Options under the Plan shall not exceed 874,000 shares, subject to adjustment as provided in Article III. To the extent required under Section 162(m) of the Code, the maximum number of shares of Common Stock subject to Options that may be granted to any one Participant pursuant to the Plan in any one calendar year shall not exceed 874,000 shares, subject to adjustment as provided in Article III.

1.5	Administration of the Plan.

(a)  The Plan shall be administered by the Committee, which, subject to the limitations set forth in the Plan, shall have full and exclusive power and authority to: (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Agreements, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) establish selection guidelines and select eligible persons for participation and determine the form and amount of the Award to be granted, (vii) determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a Termination of Employment for purposes of the Plan, and (viii) establish or waive any restriction and forfeiture provisions, the time and conditions of vesting or exercise, the conditions, if any, under which time of vesting or exercise may be accelerated, the conditions, form, time, manner and terms of payment of any Award, and all other terms and conditions of the Award.

(b)  The Committee’s powers include, without limitation, the adoption of modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws of other countries in which the Company may operate in order to assure the viability of Awards granted under the Plan and to enable Participants employed in such other countries to receive advantages and benefits under the Plan and such laws.

(c)  The determination of the Committee on all matters relating to the Plan or any Agreement shall be conclusive. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award. The Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration of the Plan has been delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interest of the Company.

(d)  Without limiting the foregoing and notwithstanding any other provisions of the Plan, the Committee is authorized to take any such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Options in the event of: (i) a merger of the Company with, consolidation of the Company into, or the acquisition of the Company by, another corporation; (ii) a sale or transfer of all or substantially all of the assets of the Company to another corporation or any other person or entity; (iii) a tender or exchange offer for shares of Common Stock made by any corporation, person or entity (other than the Company); or (iv) other reorganization in which the Company will not survive as an independent, publicly owned corporation. Such action may include (but shall not be limited to) establishing, amending or waiving the forms, terms, conditions and duration of Options so as to provide for earlier, later, extended or additional times of exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment or other modifications. The Committee may take such actions pursuant to this Section 1.5(d) by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in Awards, or by taking action with respect to individual Participants. The Committee may take such actions in advance of, or as part of any such merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization.

1.6	Types of Awards Under the Plan.

Awards may be made under the Plan in the form of Incentive Stock Options or Non-Qualified Stock Options, in the sole discretion of the Committee.

1.7	Agreements Evidencing Awards.

Options granted under the Plan shall be evidenced by written Agreements, which shall not be inconsistent with the terms and provisions of the Plan, and which shall contain such provisions as the Committee in its sole discretion deems necessary or desirable. Each Participant accepting an Award pursuant to the Plan shall agree that each such Award shall be subject to all of the terms and provisions of the Plan and the Agreement.

II.	OPTIONS

2.1	Grants.

The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by Agreements containing such terms and conditions as the Committee shall from time to time approve, including any provisions as to continued employment as consideration for the grant or exercise of such Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority. All Options granted under the Plan shall be clearly identified in the Agreement evidencing such Option as either Incentive Stock Options or Non-Qualified Stock Options. Options shall comply with and be subject to the terms of this Article II.

2.2	Incentive Stock Options.

Each provision of the Plan and of each Option designated as an Incentive Stock Option shall be construed so that each such Option shall be an “incentive stock option” as that term is defined in Section 422 of the Code, and any provision that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to eligible Participants, and shall be subject to the following conditions:

(a)  The exercise price per share of each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

(b)  The aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable during any calendar year by any eligible Participant shall not exceed $100,000. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted under the Plan to such Participant shall, to the extent and in the order required by the Regulations (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (or authority), or in the event such Regulations (or authority) require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then Incentive Stock Options granted under the Plan shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

(c)  The provisions of Sections 2.2(a) and 2.4(a) notwithstanding, no Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (within the meaning of Section 424 of the Code), unless (i) the exercise price per share of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted, and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d)  Any other terms and conditions which the Committee determines, upon advice of counsel, should be imposed for the Option to qualify as an Incentive Stock Option and any other terms and conditions not inconsistent with the Plan as determined by the Committee, including provisions making the Option exercisable in installments (which need not be equal) and at varying times depending upon events specified by the Committee upon grant as set forth in the Agreement.

2.3	Non-Qualified Stock Options.

One or more Options may be granted as Non-Qualified Stock Options to purchase Common Stock to an eligible Participant at such time or times determined by the Committee, following the Effective Date, subject to the following terms and conditions:

(a)  The exercise price per share of each Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant (or such later date as the Committee shall determine).

(b)  The Option grant may include any other terms and conditions not inconsistent with the Plan as determined by the Committee, including provisions making the shares of Common Stock subject to such Option restricted stock and/or provisions making the Options exercisable in such installments (which need not be equal) and at varying times depending upon events specified by the Committee upon grant as set forth in the Agreement.

2.4	Exercise of Options.

(a)  An Option may be exercised in whole or in part from time to time within ten years from the date of the grant, or such shorter period as may be specified by the Committee as set forth in the Agreement, provided that in any event such Option shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Agreement; provided, however, that such period following Termination of Employment shall not exceed three months unless employment shall have terminated:

(i)	as a result of Disability, in which event such period shall not exceed twelve months after the date of Termination of Employment in the case of an Incentive Stock Option or such other period as the Committee may specify in the case of a Non-Qualified Stock Option; or

(ii)	as a result of Retirement in the case of a Non-Qualified Stock Option, in which event such period shall not exceed twelve months after the date of Termination of Employment; or

(iii)	as a result of death or death shall have occurred following Termination of Employment and while the Option was still exercisable, in which event such period shall not exceed twelve months after the date of the Participant’s death;

provided, however, that such period following Termination of Employment shall in no event extend the original exercise period of the Option.

(b)  An Option shall be exercised by the filing of a written notice of exercise with the Company, specifying the number of shares as to which the Option is so exercised, on such form and in such manner as the Committee shall in its sole discretion prescribe.

(c)  The exercise price of shares of Common Stock issuable upon exercise of an Option shall be paid in full at the time of the exercise in (i) cash, (ii) by certified check, (iii) bank cashier’s check or wire transfer, (iv) if permitted by the Committee, by means of tendering Common Stock (or certifying as to ownership of Common Stock) that has been held by the Participant for at least six months prior to the date of exercise, valued at the Fair Market Value on the date of exercise, or (v) any combination thereof (subject to permission by the Committee with respect to clause (iv) thereof). Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary of the Company shall require from time to time. The Committee shall determine acceptable methods for tendering other Awards or options to exercise an Option as it deems appropriate.

(d)  Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully and duly endorsed Agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

(e)  Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements, if any, under the Securities Act of 1933, as amended (the “1933 Act”), the 1934 Act and applicable listing requirements of any national securities exchange on which the Common Stock is then listed or approved for listing, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If the Participant fails to accept delivery of and pay for all or any part of the number of shares specified in the notice of exercise upon tender or delivery thereof, the Participant’s right to purchase such undelivered shares may be terminated. If the Participant so elects and to the extent applicable, the shares may be issued in the name of the Participant or the Participant and the Participant’s spouse jointly with right of survivorship or as community property.

III.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK

3.1	Shares Available for Grant.

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options shall be appropriately adjusted by the Committee. In the event of any change by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options may be granted as the Committee may deem appropriate.

3.2	Outstanding Options.

(a)  Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of shares effected without receipt of consideration by the Company, the Committee shall proportionately adjust the number of shares of Common Stock subject to each outstanding Option and the exercise price per share of Common Stock of each such Option.

(b)  Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of shares of Common Stock subject to such Option would have received, if any, in such merger or consolidation.

(c)  In the event of a (i) dissolution or liquidation of the Company, (ii) sale of all or substantially all of the Company’s asset, (iii) merger or consolidation involving the Company in which the Company is not the surviving corporation, or (iv) merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property including cash, the Committee shall, in its absolute discretion, have the power to:

(i)	cancel, effective immediately prior to the occurrence of such event or such other date specified by the Committee, each Option outstanding immediately prior to such event (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option;

(ii)	provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option with respect to, as appropriate, some or all of the property received by the Company or holders of shares of Common Stock and, incident thereto, make any equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the Option, or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option; or

(iii)	accelerate or waive any limitations or vesting periods imposed pursuant to the Plan or any Agreement so that all Options will be exercisable in full from and after the date specified by the Committee.

(d)  In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Section 3.2(a), (b) or (c) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

IV.	MISCELLANEOUS

4.1	Rights as a Stockholder.

No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award granted pursuant to the Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Article III, no adjustments to any Award shall be made for dividends or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date occurs prior to the date such stock certificate is issued.

4.2	Amendment of the Plan; Modification of Awards.

(a)  The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall adversely alter or impair any rights or obligations under any existing Award made under the Plan without the consent of the Participant to whom such Award was made, subject to any requirement of stockholder approval required by applicable law, rule or regulation.

(b)  With the consent of the Participant and subject to the terms and conditions of the Plan and the Agreement, the Committee may amend outstanding Agreements with such Participant. Without limiting the generality of the foregoing, the Committee may, but solely with the Participant’s consent, agree to cancel any Award and issue a new substituted Award, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made.

4.3	Restrictions.

(a)  The Company shall be under no obligation to effect the registration pursuant to the 1933 Act of any shares of Common Stock to be issued under the Plan or to effect similar compliance under any state laws or other laws. Notwithstanding anything in the Plan to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which the Common Stock may then be listed or approved for listing. If the Committee shall at any time determine that any Consent (as defined in Section 4.3(b)) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or the taking of any other action (each such action being referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, in the event that (i) the Committee shall be entitled under the Plan to make any payment in Common Stock and (ii) the Committee shall determine that a Consent is necessary or desirable as a condition of, or in connection with, payment in such form, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner provided in this Section 4.3(a).

(b)  The term “Consent” as used with respect to any Plan Action means (i) any and all listings, registrations or qualifications with any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, registration or qualification be made, and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

4.4	Nonassignability.

(a)  No Award or other right granted to any Participant under the Plan or under any Agreement shall be assignable or transferable, other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as provided by the Code or Title I of the Employee Retirement Income Security Act. During the life of the Participant, all rights granted to the Participant under the Plan or under any Agreement shall be exercisable only by him or her or by his or her guardian or legal representative.

(b)  Notwithstanding Section 4.4(a), in the discretion of the Committee, Awards granted under the Plan may be transferred to members of the Participant’s immediate family (which for purposes of the Plan shall be limited to the Participant’s children, grandchildren and spouse), or to one or more trusts for the benefit of such family members, or to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, but only if the Agreement expressly so provides.

4.5	Withholding Taxes.

The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery of shares under the Plan or upon the occurrence of any other event which subjects the Company to a requirement of withholding under applicable provisions of the Code and the Regulations, an appropriate number of shares for, or require as a condition of delivery or otherwise that the Participant remit an amount sufficient to satisfy, the payment of all taxes required by any federal, state or other governmental withholding tax requirements or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of taxes. The Company may elect to deduct such taxes from any other amounts payable then or thereafter in cash or otherwise to the Participant. If permitted by the Committee, a Participant may make a written election to have shares of Common Stock withheld from the shares otherwise to be received upon the exercise of an Option. If the Committee in its discretion permits Common Stock to be used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value of the Common Stock on the date the applicable tax is required to be withheld.

4.6	Loans.

(a)  The Company or any subsidiary may make loans to a Participant in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan including the rate of interest, if any, as the Committee shall impose from time to time.

(b)  No loan made under the Plan shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Participant with respect to the Award. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of any such shares of Common Stock acquired upon such exercise.

(c)  No loan shall have an initial term exceeding five years; provided, however, that loans under the Plan shall be renewable at the discretion of the Committee. Notwithstanding the foregoing in this Section 4.6(c), any such loan shall become immediately due and payable in full, at the option of the Company, upon Termination of Employment of the Participant for any reason.

(d)  Loans under the Plan may be satisfied by a Participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer of shares of Common Stock, the Fair Market Value of which on the date of such payment is equal to the amount of the loan so satisfied.

(e)  Loans under the Plan shall be with full recourse against the Participant to whom the loan is granted and shall be secured by a pledge of shares with a Fair Market Value of not less than the principal amount of the loan at the time the loan is made. The Company shall retain physical possession of the stock certificates evidencing the shares so pledged together with a duly executed stock power for such shares. After partial repayment of a loan, pledged shares of Common Stock no longer required as security may be released pursuant to the terms of the Agreement of the Participant.

4.7	No Special Employment Rights; No Right to Award.

Nothing contained in the Plan or in any Agreement shall confer upon any Participant any right with respect to the continuation of his or her employment or engagement by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or engagement agreement to the contrary, at any time to terminate such employment or engagement or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. No person shall have any claim or right to receive an Award. The Committee’s grant of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

4.8	Nature of Payments.

Any and all payments of shares of Common Stock shall be granted, transferred or paid in consideration of services performed for the Company by the Participant. All such grants, issuances and payments shall constitute a special incentive payment to the Participant and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company, or (ii) any other agreement between the Company and the Participant.

4.9	Non-Uniform Determinations.

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to (i) the person selected as Participants to receive Awards under the Plan, (ii) the terms, conditions and restrictions of Awards under the Plan, and (iii) the exercise by the Committee of its discretion with respect to all other powers granted to the Committee pursuant to the Plan.

4.10	Other Payments or Awards.

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company or the Committee from making any award or payments to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

4.11	Section Headings.

The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

4.12	Unfunded Plan.

Insofar as it provides for Awards of Common Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to the Participants who are entitled to Common Stock or rights under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock or rights to Common Stock, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any Common Stock or rights to Common Stock to be granted under the Plan. Any liability of the Company to any Participant with respect to an Award under the Plan shall be based solely upon any contractual obligations that may be created by the Plan or any Agreement; no such obligation of the Company shall be deemed to be secured by any pledged or other encumbrance on any property of the Company. Neither the Company or the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan or any Agreement.

4.13	Governing Law.

The Plan and all determinations made and actions taken pursuant to the Plan, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the laws of the State of California (without giving effect to the principles of conflicts of laws) and construed accordingly.

4.14	Effective and Termination Dates.

(a)  The Plan shall become effective immediately upon the Effective Date. If, however, the Plan is not approved by the stockholders of the Company at or before the first anniversary of the Effective Date, all Awards granted under the Plan shall be of no effect. Awards may be granted under the Plan prior to the receipt of such stockholder approval, provided, that each such grant shall be subject to such approval. Without limiting the foregoing, no Option granted under the Plan may be exercised prior to the date of such approval. Notwithstanding anything in the Plan to the contrary, nothing in the Plan is intended to require stockholder approval of the Predecessor Plans, the Predecessor Plan Shares, or the Incorporated Options pursuant to this Section 4.14(a).

(b)  Subject to stockholder approval of the Plan as provided in Section 4.14(a), the Plan shall serve as the successor to the Predecessor Plans, all Incorporated Options shall be treated as outstanding Options under the Plan, and no further options shall be granted under the Predecessor Plans. The Incorporated Options shall be governed by the terms and conditions of the Plan; provided, however, that if the Plan is not approved by the stockholders as provided in Section 4.14(a) or to the extent the Plan adversely alters or impairs any rights or obligations under such Incorporated Option without the consent of the Participant holding such Incorporated Option, such Incorporated Option shall continue to be governed by the terms of the Predecessor Plan and related option agreement applicable to such Incorporated Option.

(c)  The Plan shall terminate on December 15, 2010, subject to earlier termination pursuant to Section 4.2.

APPENDIX C

AMERICAN VANGUARD CORPORATION

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is appointed by the Board of Directors of American Vanguard Corporation, a Delaware corporation (the “Company”) for the primary purposes of:

•	Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

•	Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company’s financial management and independent accountants.

COMPOSITION AND QUALIFICATIONS

The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board). The members of the Audit Committee shall meet the independence and financial literacy requirements prescribed by the American Stock Exchange and all other applicable laws, rules and regulations. In addition, at least one member of the Audit Committee shall meet the financial sophistication standards prescribed by the American Stock Exchange and all other applicable laws, rules and regulations.

RESPONSIBILITIES

The Audit Committee will:

(1)	Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

•	Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

•	Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

•	Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management’s response to such letter.

•	Review with the independent accountants and management the adequacy of the Company’s internal controls and any significant findings and recommendations.

(2)	Review with management and the independent accountants the Company’s quarterly financial statements in advance of filings made with the Securities and Exchange Commission (“SEC”).

(3)

Oversee the external audit coverage. The Company’s independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to

C-1

select, evaluate and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

•	Recommend to the Board of Directors the appointment of the independent accountants.

•	Approve the engagement letter and the fees to be paid to the independent accountants.

•	Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants’ report to satisfy itself of their independence.

•	Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

•	Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

(4)	Review with the independent auditors and management the adequacy of the Company’s internal controls and any significant findings and recommendations with respect to such controls.

(5)	Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

(6)	Meet at least annually in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent accountants.

(7)	Review periodically with the Company’s counsel (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

(8)	Report regularly to the Board of Directors with respect to Audit Committee activities.

(9)	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

(10)	Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

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ANNUAL MEETING OF SHAREHOLDERS OF

AMERICAN VANGUARD CORPORATION

June 26, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach and mail in the envelope provided. ¯
☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE     ☒

			FOR	AGAINST	ABSTAIN
1.	To elect seven directors for the ensuing year:

2. Ratify the appointment of BDO Seidman, LLP as independent auditors for the year ended December 31, 2003

3. Act upon a proposal to approve the amendment and restatement of American Vanguard’s Certificate of Incorporation

4. Act upon a proposal to approve an amendment to the
American Vanguard Corporation 1994 Stock Incentive Plan;
and

5. To transact such other business as may properly come before the Annual
Meeting or any adjournment or postponement thereof.

			☐	☐	☐
☐	FOR ALL NOMINEES	O James A. Barry O Jay R. Harris	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Herbert A. Kraft O John B. Miles O Carl R. Soderlind	☐	☐	☐
☐	FOR ALL EXCEPT (see instructions below)	O Eric G. Wintemute O Glenn A. Wintemute
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee y1ou wish to withhold, as shown here: ●	PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date	Signature of Shareholder	Date

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AMERICAN VANGUARD CORPORATION

4695 MacArthur Court, Suite 1250

Newport Beach, California 92660

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Undersigned hereby appoints ERIC G. WINTEMUTE and JAMES A. BARRY as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated on the reverse, all the shares of common stock of American Vanguard Corporation held of record by the Undersigned on May 16, 2003, at the Annual Meeting of Shareholders, to be held at the Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California, on June 26, 2003, or at any adjournment thereof.

(Continued and to be signed on the reverse side)